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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 16, 1997
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                                 (DATE OF REPORT)


                                 PLD TELEKOM INC.
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              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                     0-20444                       13-3950002
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(STATE OR OTHER JURISDICTION OF     (COMMISSION                 (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)      FILE NUMBER)                 ID NO.)


     680 FIFTH AVENUE, 24TH FLOOR
     NEW YORK, NEW YORK                                        10019

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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


                                 (212) 262-6060
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)


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ITEM 5.    OTHER EVENTS.

           On December 15, 1997, the Registrant announced by press release (the "Press Release") the acquisition by it of an additional 29.65% stake in its subsidiary Technocom Limited.

           The Registrant hereby incorporates by reference the Press Release, which is attached hereto as Exhibit 99.1 and made a part hereof, into this Item 5.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

      (a)  Financial Statements of Businesses Acquired:  None

      (b)  Pro Forma Financial Information:  None

      (c)  Exhibits:

           99.1      Press Release, dated December 15, 1997.



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PLD TELEKOM INC.

Date:  December 16, 1997                By:  /s/ Simon Edwards
                                            ---------------------
                                            Simon Edwards
                                            Chief Financial Officer and
                                            Treasurer


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                                  EXHIBIT INDEX

Exhibit

99.1 Press Release, dated December 15, 1997.



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